MERGER WITH THE FORMER GOLDEN OCEAN	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
MERGER WITH THE FORMER GOLDEN OCEAN
MERGER WITH THE FORMER GOLDEN OCEAN

Background

After we completed the purchase of five SPCs and thirteen SPCs, each owning a dry bulk newbuilding, from Frontline 2012 in April 2014 and September 2014, respectively, Hemen became a majority shareholder in us. Prior to the Merger, Hemen owned or controlled approximately 72.5% of our shares, principally by being the majority shareholder of Frontline 2012 and Frontline. At the same time, Hemen also owned or controlled approximately 41% of the outstanding shares of the Former Golden Ocean.

The rationale for the Merger was that both companies operate in the dry bulk market and although we operated exclusively with Capesize vessels while the Former Golden Ocean operated with both Capesize and Panamax vessels, and had Supramax newbuildings, both companies were exposed to the same market dynamics.

Approval of the Merger required that a minimum of 75% of the voting shareholders of both us and the Former Golden Ocean voted in favor of the Merger. In connection with the special general meetings of us and the Former Golden Ocean, Hemen entered into voting agreements to vote all of their respective shares in favor of the Merger. Following completion of the Merger, Hemen and Frontline 2012, owned or controlled 62% of our outstanding shares.

The Transaction

On March 31, 2015, we merged with the Former Golden Ocean, a dry bulk shipping company based in Bermuda and listed on the Oslo Stock Exchange, mainly operating with Capesize and Panamax vessels, whereby we acquired 100% of the Former Golden Ocean's outstanding shares and our name was changed to Golden Ocean Group Limited. Shareholders in the Former Golden Ocean received our shares as merger consideration. Pursuant to the Merger Agreement, one share in the Former Golden Ocean gave the right to receive 0.13749 of our shares, and we issued a total of 12,300,090 shares to shareholders in the Former Golden Ocean as merger consideration.

Prior to completion of the Merger, we had 22,246,336 common shares outstanding. Following completion of the Merger, and pursuant to the merger agreement, the cancellation of 10,390 common shares (which were held by the Former Golden Ocean) and the cancellation of 908 common shares (which account for fractional shares that we will not be distributed to the Former Golden Ocean shareholders as merger consideration), we had 34,535,128 common shares outstanding. Trading in our shares commenced on the OSE on April 1, 2015 under the ticker code "VLCCF". Commencing on April 7, 2015, our shares traded on the OSE under the ticker code "GOGL". Our common shares began trading under its new name and ticker symbol "GOGL" on the Nasdaq Global Select Market on April 1, 2015.

Accounting for the Merger

The Merger has been accounted for as a business combination using the acquisition method of accounting under the provisions of ASC 805, with us selected as the accounting acquirer under this guidance. The factors that were considered in determining that we should be treated as the accounting acquirer were the relative voting rights in the combined company, the composition of the board of directors in the combined company, the relative sizes of us and the Former Golden Ocean, the composition of senior management of the combined company and the name of the combined company. Management believes that the relative voting rights in the combined company and the composition of the board of directors in the combined company were the most significant factors in determining us as the accounting acquirer.

The value of the consideration paid is calculated as follows:

(in thousands of $)
Fair value of shares issued	307,220
Fair value of vested stock options in the Former Golden Ocean	926
Total value of consideration	308,146

The following represents the calculation of the bargain purchase gain arising on consolidation based on management's final allocation of the total purchase price to the assets acquired and liabilities assumed:

(in thousands of $)
Assets
Cash and cash equivalents	129,084
Restricted cash	2,448
Marketable securities	5,779
Other current assets	78,457
Favorable contracts	30,417
Current assets	246,185
Restricted cash	31,552
Newbuildings	12,030
Vessels, net	632,997
Vessels under capital lease, net	14,029
Investment in associated companies	11,346
Favorable contracts	96,673
Other non current assets	9,116
Total assets	1,053,928
Liabilities
Current portion of long term debt	39,395
Current portion of capital lease obligations	7,032
Other current liabilities	28,180
Unfavorable contracts	1,567
Current liabilities	76,174
Long term debt	391,717
Convertible bond debt	161,200
Long term capital lease obligations	31,405
Other long term liabilities	434
Unfavorable contracts	5,976
Total liabilities	666,906
Fair value of net assets acquired and liabilities assumed	387,022
Total value of consideration	308,146
Bargain purchase gain arising on consolidation	78,876

As the fair value of the net assets acquired and liabilities assumed exceeded the total value of consideration paid, a bargain purchase gain of $78.9 million was recorded in the consolidated statement of operations. We believe that the bargain purchase gain is primarily attributable to the fall in our share price from the date we and the Former Golden Ocean entered into the agreement and plan of merger until the date the Merger was completed. On October 7, 2014, our closing share price was $7.85 and would have resulted in a fair value of shares issued of $482.3 million as compared to $307.2 million on March 31, 2015.

Vessels and equipment, net
The 29 vessels acquired have been valued at fair value separately from the attached time charter contracts. Vessels have been valued at fair value (level 2) based on the average of broker valuations from two different ship broker companies The brokers assess each vessel based on, amongst other, age, yard, deadweight and capacity, and compare this to market transactions. For vessels we agreed to sell in April 2015 (Channel Alliance, Channel Navigator, Golden Zhoushan, Golden Beijing and Golden Magnum) the sales price is used. The fair value of the vessels less estimated residual value is depreciated on a straight-line basis over the vessels' estimated remaining economic useful lives in accordance with Company's existing policy.

Vessels acquired with existing time charters
The value of a time charter acquired with a vessel is recognized separately to the value if the vessel. These contracts has been fair valued (level 3) using an 'excess earnings' technique where the terms of the contract are assessed relative to current market conditions. The values of the contract related intangibles were determined by means of calculating the incremental or decremental cash flows arising over the life of the contracts compared with contracts with terms at prevailing market rates. This gave rise to a favorable contract asset in respect of vessels chartered out and an unfavorable contract liability in respect of the vessels chartered in. These balances will be amortized over the remaining contract periods for each lease.

Newbuildings
The four newbuildings have been valued at fair value (level 2) by estimating the market values for newbuilding contracts, this is the same process as for assessing the value of vessels. The valuation is based on the sales price for the completed vessel, not for the shipbuilding contract. The fair value is calculated as the estimated fair value of a completed vessel less the remaining committed capital expenditure for the vessel.

Vessels under capital lease
Leases of vessels, where we have substantially all the risks and rewards of ownership, are classified as capital leases. We acquired two vessels under capital lease as a result of the Merger, both of which are leased from third parties. The leasehold interest in these capital leased assets has been recorded at fair value (level 3) based on the discounted value of the expected cash flows for the leasehold interest.

Capital lease obligations
The obligations under these capital leases have been recorded at fair value (level 3) based on the net present value of the contractual lease payments.

Equity method investments
The fair value of the investment in associated companies equated to book value with the exception of the investment in Golden Opus Inc. As Golden Opus Inc owns one vessel, the fair value of the company included a fair value adjustment based on broker values following the same process for assessing the value of owned vessels. This would be considered a level 3 assessment.

Convertible bond
While quoted market prices are not always available, the bonds are traded "over the counter" and the fair value of the bonds is based on the market price on offer at the merger date (level 2).

In April 2015, we received $40.1 million being the final outstanding amount in relation to the cancellation of newbuilding contracts by the Former Golden Ocean at Jinhaiwan. This amount was included in 'other current assets' in the purchase price allocation on March 31, 2015 and so had no impact on the consolidated statement of operations.

The consolidated statement of operations for 2015 includes revenues of $113.9 million and a net loss of $96.7 million, which are attributable to the Former Golden Ocean.

Unaudited Pro Forma Results

The following unaudited pro forma financial information presents the combined results of operations of the Company and the Former Golden Ocean as if the Merger had occurred as of the beginning of the years presented. The pro forma financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of the Company.

(in thousands $, except per share data)	2015	2014
Total operating revenues	225,013	318,722

Net (loss) income from continuing operations	(318,975)	41,138
Loss from discontinued operations	—	(258)
Net (loss) income	(318,975)	40,880

Basic and diluted earnings per share:
Basic and diluted (loss) earnings per share from continuing operations	$(1.85)	$0.24
Basic and diluted loss per share from discontinued operations	$—	$—
Basic and diluted (loss) earnings per share	$(1.85)	$0.24

The bargain purchase gain of $78.9 million has been included in the 2014 pro forma results in the table above and is considered to be a non-recurring gain.